Long Term Debt	6 Months Ended	12 Months Ended
	Jun. 30, 2017	Dec. 31, 2016
Debt Disclosure [Abstract]
Long Term Debt

Note 9. Long Term Debt

Our debt obligations consisted of the following at the dates indicated (in thousands):

Credit Facility	June 30, 2017	December 31, 2016
WRD revolving credit facility	$146,000	$242,750
2025 Senior Notes (as defined below)(1)	350,000	—
Unamortized discounts	(2,541)	—
Unamortized debt issuance costs—2025 Senior Notes	(8,426)	—

Total long-term debt	$485,033	$242,750

(1)	The estimated fair value of this fixed-rate debt was $328.1 million at June 30, 2017. The estimated fair value is based on quoted market prices and is classified as Level 2 within the fair value hierarchy.

On April 27, 2017, standby letters of credit of $1.9 million were issued to the Railroad Commission of Texas under our revolving credit facility.

Borrowing Base

Credit facilities tied to borrowing base are common throughout the oil and natural gas industry. Our borrowing base is subject to redetermination, on at least a semi-annual basis, primarily based on estimated proved reserves. The borrowing base for our revolving credit facility was the following at the date indicated (in thousands):

June 30, 2017
Credit Facility
WRD revolving credit facility	$650,000

Amendment to Credit Agreement

On June 30, 2017, the Company, each of the Company’s wholly owned subsidiaries (each as a guarantor), Wells Fargo Bank, National Association, as administrative agent (the “Administrative Agent”), and the lenders party thereto entered into a Second Amendment (the “Amendment”) to the Credit Agreement dated as of December 19, 2016, among the Company, the Administrative Agent and the other agents and lenders party thereto (as amended, the “Credit Agreement”).

The Amendment, among other things, modified the Credit Agreement to (i) permit the Company to enter into the Acquisition, and the Preferred Stock Purchase Agreement, and perform its obligations under and in connection therewith, including the issuance of the Preferred Stock (see Note 10), (ii) increase the Company’s borrowing base and elected commitment amount from $450 million to $650 million, (iii) increase the annual cap on certain restricted payments from $50 million to $75 million, and (iv) modify the definition of net debt so that certain contingent obligations, accounts payable, obligations to make deliveries in respect of advance payments, take or pay obligations, disqualified capital stock and obligations in respect of production payments are excluded from net debt for purposes of the Company’s leverage covenant.

2025 Senior Notes

On February 1, 2017, we completed a private placement of $350.0 million aggregate principal amount of 6.875% senior unsecured notes due 2025 (the “2025 Senior Notes”). The 2025 Senior Notes were issued at a price of 99.244% of par and resulted in net proceeds of approximately $338.6 million. The 2025 Senior Notes will mature on February 1, 2025 and interest is payable on February 1 and August 1 of each year. The 2025 Senior Notes are fully and unconditionally guaranteed on a joint and several basis by all of our existing and certain future subsidiaries (subject to customary release provisions). The net proceeds from the 2025 Senior Notes were used to repay borrowings outstanding under our revolving credit facility and for general corporate purposes.

We may redeem all or any part of the 2025 Senior Notes at a “make-whole” redemption price, plus accrued and unpaid interest, at any time before February 1, 2020. We may also redeem up to 35% of the aggregate principal amount of the 2025 Senior Notes prior to February 1, 2020 in an amount not greater than the net cash proceeds from one or more equity offerings at a redemption price of 106.875% of the principal amount of the 2025 Senior Notes, plus accrued and unpaid interest.

In connection with the issuance and sale of the 2025 Senior Notes, the Company and our subsidiary guarantors entered into a registration rights agreement (the “Registration Rights Agreement”) with a representative of the initial purchasers of the 2025 Senior Notes, dated February 1, 2017. Pursuant to the Registration Rights Agreement, we agreed to file a registration statement with the SEC so that holders of the 2025 Senior Notes can exchange the 2025 Senior Notes for registered notes that have substantially identical terms. In addition, we have agreed to exchange the guarantees related to the 2025 Senior Notes for registered guarantees having substantially the same terms as the original guarantees. The Company and the guarantors will use commercially reasonable best efforts to cause the exchange to be consummated within 365 days after the issuance of the 2025 Senior Notes. The Company and the guarantors are required to pay additional interest if they fail to comply with their obligations to register the 2025 Senior Notes within the specified time periods.

Weighted-Average Interest Rates

The following table presents the weighted-average interest rates paid on our consolidated and combined variable-rate debt obligations for the periods presented:

	For the Three Months Ended June 30,		For the Six Months Ended June 30,
Credit Facility	2017	2016	2017	2016
WRD revolving credit facility	3.40%	n/a	3.48%	n/a
WHR II revolving credit facility terminated December 2016	n/a	3.00%	n/a	3.00%
Esquisto—revolving credit facility terminated December 2016	n/a	2.80%	n/a	2.81%
Esquisto—revolving credit facility terminated January 2016	n/a	n/a	n/a	2.97%
Esquisto—Second lien terminated in January 2016	n/a	n/a	n/a	9.50%

Unamortized Debt Issuance Costs

Unamortized deferred financing costs associated with our consolidated debt obligations were as follows at the dates indicated (in thousands):

	June 30, 2017	December 31, 2016
WRD revolving credit facility(1)	$3,966	$2,904
6.875% senior unsecured notes, due February 2025	8,426	n/a

Total	$12,392	$2,904

(1)	We classified $0.9 million and $0.6 million of unamortized deferred financing costs at June 30, 2017 and December 31, 2016, respectively, under current assets as a component of “prepaid expenses and other current assets.”

Note 9. Long Term Debt

Our debt obligations consisted of the following at the dates indicated:

	For the Year Ended December 31,
Credit Facility	2016	2015
WRD revolving credit facility	$242,750	$—
WHR II revolving credit facility terminated December 2016	—	118,000
Esquisto—revolving credit facility terminated December 2016	—	50,000
Esquisto—revolving credit facility terminated January 2016	—	40,000
Esquisto—second lien terminated in January 2016	—	30,000
Unamortized debt issuance costs—second lien	—	(143)

Total long-term debt	$242,750	$237,857

Revolving Credit Facility

On December 19, 2016 after the closing of our initial public offering, we, as borrower, and certain of our current and future subsidiaries, as guarantors, entered into a five-year, $1.0 billion senior secured revolving credit facility, which had an initial borrowing base of $450.0 million but was automatically reduced to $362.5 million in connection with the consummation of our 2025 Senior Notes (defined below) offering on February 1, 2017.

Our revolving credit facility is reserve-based, and thus our borrowing base is primarily based on the estimated value of our oil and natural gas properties and our commodity derivative contracts as determined by our lenders in their sole discretion consistent with their normal and customary oil and gas lending practices semi-annually (in the case of scheduled redeterminations), from time to time at our election in connection with material acquisitions, or no more frequently than twice in any fiscal year at the request of the required lenders or us (in the case of interim redeterminations), in each case based on engineering reports with respect to our estimated oil, NGL and natural gas reserves, and our commodity derivative contracts. Unanimous approval by the lenders is required for any increase to the borrowing base pursuant to a redetermination, while only required lender approval is required to maintain or decrease the borrowing base pursuant to a redetermination. The borrowing base will also automatically decrease upon the issuance of certain debt, including notes, the sale or other disposition of certain assets and the early termination of certain swap agreements. In the future, we may be unable to access sufficient capital under our revolving credit facility as a result of (i) a decrease in our borrowing base due to a borrowing base redetermination or (ii) an unwillingness or inability on the part of our lenders to meet their funding obligations.

A decline in commodity prices could result in a redetermination that lowers our borrowing base and, in such case, we could be required to repay any indebtedness in excess of the borrowing base, or we could be required to pledge other oil and natural gas properties as additional collateral. If a redetermination of our borrowing base results in our borrowing base being less than our aggregate elected commitments, our aggregate elected commitments will be automatically reduced to the amount of such reduced borrowing base. We do not anticipate having any substantial unpledged properties, and we may not have the financial resources in the future to make any mandatory principal prepayments required under our revolving credit facility.

Borrowings under our revolving credit facility are secured by liens on substantially all of our properties, but in any event, not less than 85% (or 75% with respect to certain properties prior to February 2, 2017) of the total value, as determined by the administrative agent, of the proved reserves attributable to our oil and natural gas properties using a discount rate of 9%, all of our equity interests in any future guarantor subsidiaries and all of our other assets including personal property but excluding equity interests in and assets of unrestricted subsidiaries.

Additionally, borrowings under our revolving credit facility will bear interest, at our option, at either (i) the greatest of (x) the prime rate as determined by the administrative agent, (y) the federal funds effective rate plus 0.50%, and (z) the adjusted LIBOR for a one month interest period plus 1.0%, in each case, plus a margin that varies from 1.25% to 2.25% per annum according to the total commitments usage (which is the ratio of outstanding borrowings and letters of credit to the least of the total commitments, the borrowing base and the aggregate elected commitments then in effect), (ii) the adjusted LIBOR plus a margin that varies from 2.25% to 3.25% per annum according to the total commitment usage or (iii) the applicable LIBOR market index rate plus a margin that varies from 2.25% to 3.25% per annum according to the total commitment usage. The unused portion of the total commitments are subject to a commitment fee that varies from 0.375% to 0.50% per annum according to our total commitments usage.

Our revolving credit facility requires us to maintain (x) a ratio of total debt to EBITDAX (as defined under our revolving credit facility) of not more than 4.00 to 1.00 and (y) a ratio of current assets (including availability under the facility) to current liabilities of not less than 1.00 to 1.00.

Additionally, our revolving credit facility contains various covenants and restrictive provisions that, among other things, limit our ability to incur additional debt, guarantees or liens; consolidate, merge or transfer all or substantially all of our assets; make certain investments, acquisitions or other restricted payments; modify certain material agreements; engage in certain types of transactions with affiliates; dispose of assets; incur commodity hedges exceeding a certain percentage of our production; and prepay certain indebtedness.

Events of default under our revolving credit facility will include, but are not limited to, failure to make payments when due, breach of any covenant continuing beyond any applicable cure period, default under any other material debt, change of control, bankruptcy or other insolvency event and certain material adverse effects on our business.

If we fail to perform our obligations under these and other covenants, the revolving credit commitments may be terminated and any outstanding indebtedness under our revolving credit facility, together with accrued interest, fees and other obligations under the credit agreement, could be declared immediately due and payable.

WHR II Revolving Credit Facility

We repaid and terminated WHR II’s prior revolving credit facility in connection with the completion of our initial public offering.

Esquisto Revolving Credit Facility

We repaid and terminated Esquisto’s prior revolving credit facility in connection with the completion of our initial public offering.

Esquisto Terminated Revolving Credit Facility and Second Lien Loan.

Esquisto retired and terminated one of their revolving credit facilities and second lien loan in January 2016 in connection with the merger of Esquisto I and Esquisto II.

2025 Senior Notes

Subsequent Event. On February 1, 2017, we completed a private placement of $350.0 million aggregate principal amount of 6.875% senior unsecured notes due 2025 (the “2025 Senior Notes”). The 2025 Senior Notes are fully and unconditionally guaranteed on a joint and several basis by all of our existing and certain future subsidiaries. The consummation of our 2025 Senior Notes offering automatically reduced the borrowing base of our revolving credit facility by $87.5 million. See Note 20 for additional information regarding the 2025 Senior Notes.

Weighted-Average Interest Rates

The following table presents the weighted-average interest rates paid on our consolidated and combined variable-rate debt obligations for the periods presented:

	For the Year Ended December 31,
Credit Facility	2016	2015	2014
WRD revolving credit facility	3.52%	n/a	n/a
WHR II revolving credit facility terminated December 2016	n/a	2.60%	2.40%
Esquisto—revolving credit facility terminated December 2016	n/a	3.13%	n/a
Esquisto—revolving credit facility terminated January 2016	n/a	2.97%	n/a
Esquisto—Second lien terminated in January 2016	n/a	9.25%	n/a

Unamortized Deferred Financing Costs

Unamortized deferred financing costs associated with our consolidated and combined debt obligations were as follows at the dates indicated (dollars in thousands):

	At December 31,
	2016	2015
WRD revolving credit facility	$2,904	n/a
WHR II revolving credit facility terminated December 2016	n/a	581
Esquisto—revolving credit facility terminated December 2016	n/a	494
Esquisto—second lien terminated in January 2016	n/a	143

	$2,904	$1,218